UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2025 (April 16, 2025)

TRIUMPH GROUP, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12235	51-0347963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 E Lancaster Avenue Suite 400 Radnor, Pennsylvania (Address of Principal Executive Offices)	19087 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (610) 251-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange LLC
Purchase rights	N/A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (* 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (* 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 16, 2025, Triumph Group, Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of February 2, 2025, by and among the Company, Titan BW Acquisition Holdco Inc., a Delaware corporation (“Parent”), and Titan BW Acquisition Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) (as may be amended from time to time, the “Merger Agreement”). As of the close of business on March 18, 2025, the record date for the Special Meeting, 77,417,233 shares of the common stock of the Company, par value $0.001 per share (“Company Common Stock”), were outstanding and entitled to vote. A total of 56,293,999 shares of Company Common Stock were voted virtually at the Special Meeting or by proxy, representing approximately 72.7 percent of the shares of Company Common Stock entitled to be voted, which constituted a quorum to conduct business at the Special Meeting. The following are the final voting results on proposals considered and voted upon at the Special Meeting, all of which are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 19, 2025.
Each of the proposals was approved by the requisite vote of the Company’s stockholders.

Proposal 1 - To adopt the Merger Agreement (the “Merger Proposal”).
The Company’s stockholders approved the Merger Proposal.
For	Against	Abstain

56,233,608	27,032	33,359

Proposal 2 - To approve, on a non-binding, advisory basis, compensation that will or may become payable by the Company to its named executive officers in connection with the merger of Merger Sub with and into the Company pursuant to the Merger Agreement (the “Merger”) (the “Executive Compensation Proposal”).
The Company’s stockholders approved the Executive Compensation Proposal.
For	Against	Abstain

52,345,961	3,410,386	537,652

Proposal 3 - To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).
The Company’s stockholders approved the Adjournment Proposal, but an adjournment was not necessary in light of the approval of the Merger Proposal.
For	Against	Abstain

52,121,206	4,139,445	33,348

Item 8.01	Other Events.

The consummation of the Merger is conditioned upon, among other things, the receipt of clearance from the UK Investment Security Unit (“ISU”). The required clearance was obtained from the ISU on April 16, 2025.
The consummation of the Merger remains subject to (i) receipt of required regulatory approvals under certain regulatory laws, including applicable foreign direct investment laws in France and Germany and the EU Merger Regulation and (ii) the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement. As previously disclosed, the Merger is expected to close in the second half of calendar year 2025, subject to these closing conditions.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid and information currently available to management. They can be identified by the use of words such as “may,” “might,” “anticipate,” “plan,” “believe,” “potential,” “intend,” “expect,” “strategy,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following risks: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the risk that the Company’s stockholders may not approve the Merger; (iii) inability to complete the Merger because, among other reasons, conditions to the closing of the Merger may not be satisfied or waived; (iv) uncertainty as to the timing of completion of the Merger; (v) potential adverse effects or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the Merger; (vi) potential litigation relating to the Merger that could be instituted against the Company, Parent or their respective directors and officers, including the effects of any outcomes related thereto; or (vii) possible disruptions from the Merger that could harm the Company’s or Parent’s business, including current plans and operations. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company’s reports filed or that may be filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2024, September 30, 2024 and December 31, 2024. Any forward-looking information provided in this document should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIUMPH GROUP, INC.

	By:	/s/ Jennifer H. Allen
Jennifer H. Allen
Chief Administrative Officer, Senior Vice President, General Counsel and Secretary

Date: April 17, 2025